VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya High Yield Bond Fund

VOYA MUTUAL FUNDS

Voya Global Bond Fund

VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt Fund

Voya Emerging Markets Local Currency Debt Fund

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated June 15, 2018

to the Funds’ current Class P shares Prospectuses

Effective June 15, 2018, the first paragraph of the sub-section entitled “How to Buy Shares – Class P Shares” of the Funds’ Prospectuses is deleted and replaced with the following:

Class P shares may only be purchased by Voya affiliated products, including: (1) other funds in the Voya family of funds; (2) collective investment trusts, common investment trusts, and separate accounts sponsored or managed by Voya affiliated entities; and (3) funds outside the Voya family of funds managed or sub-advised by a Voya affiliate. Such availability is subject to Voya management’s determination of the appropriateness of investment in Class P shares in light of the level at which advisory fees are charged to the investor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE